UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2018

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(650) 624-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

1

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s Annual Meeting of Stockholders on May 16, 2018 (the “Annual Meeting”), as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 54,197,546 shares of the Company’s common stock entitled to vote at the Annual Meeting, 45,336,697 shares of common stock, or 83.65%, of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 29, 2018.

Proposal 1: Election of Directors

The stockholders elected Robert I Blum, Robert Califf and Sandford D. Smith as Class II Directors, each to serve for a three-year term and until their successors are duly elected and qualified. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
Robert I Blum	36,188,389	204,264	8,944,044
Robert Califf	36,321,685	70,968	8,944,044
Sandford D. Smith	36,008,103	384,550	8,944,044

Proposal 2: Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes were as follows:

For	Against	Abstain
39,912,683	163,798	5,260,216

Proposal 3: Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
30,603,950	553,267	5,235,436	8,944,044

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 17, 2018	By:	/s/ Peter S. Roddy
	Name:	Peter S. Roddy
	Title:	Senior Vice President, Chief Accounting Officer